March 11, 2020
Board of Directors Concludes Strategic Review Process, Focuses on Strategic Plan to Drive Long-Term Stockholder Value
SALT LAKE CITY, March 11, 2020 (GLOBE NEWSWIRE) – ZAGG Inc (Nasdaq: ZAGG) (the “Company”), a leading global mobile lifestyle company, today announced that its Board of Directors (the “Board”) suspended its review of strategic alternatives, which was first publicly announced on August 6, 2019. Despite a thorough and rigorous process conducted by the Board with BofA Securities’ assistance, during which time the Company reached out to over 60 strategic and financial parties, the Company was unable to finalize a definitive offer at a price that was not significantly below the current trading levels. The Board determined that stockholder value would be better enhanced on a standalone basis than by pursuing a transaction on the terms and pricing proposed.
“The Board is fully focused on driving stockholder value. We have conducted a robust and thorough strategic review process over several months, engaging with several interested parties to evaluate the potential sale of the Company with the purpose of maximizing value for our stockholders” said Cheryl Larabee, Chair of the Board. “Based primarily on the challenges the business faced during 2019, including soft demand for smartphones, the impact from tariffs, a more difficult than expected holiday season, and higher than anticipated acquisition integration costs, we ultimately did not receive an acceptable offer for the Company. After considering stockholder views, significant internal discussion, and consultation with our financial and legal advisors, the Board concluded that the best interests of all stockholders are served by continuing to focus on the execution of our strategic plan, including opportunities to drive growth and enhance value as an independent public company. We have the right management team in place and see much positive momentum in the business as noted with the record-high net sales in the fourth quarter of 2019. The Board remains open to thoughtful stockholder feedback and all potential value-creating opportunities, including a possible sale of the Company in the future.”
Below is a summary of the strategic review process undertaken by the Board.
Summary of the Strategic Review Process
During the spring and into the summer of 2019, the Company received unsolicited approaches from a number of parties interested in potentially acquiring the Company. In addition, during the Company’s normal shareholder outreach discussions with both long-term and new investors, several investors expressed, unsolicited and unprompted by the Company, their desire that the Company explore strategic alternatives, including the potential sale of the Company. As part of its role to maximize shareholder value, the Board considered both inbound interest from interested parties as well as feedback from the current shareholder base. Ultimately, the Board determined that it was in the best interest of all shareholders to explore strategic alternatives and more specifically, a potential sale of the Company. To ensure a fresh perspective and impartial analysis, the Board engaged BofA Securities to run a broad sales process including all likely prospective strategic and financial buyers to ensure that a full and fair value would be received should a sale transaction ultimately occur.
Following the public announcement that the Company was exploring strategic alternatives on August 6, 2019, management and BofA Securities worked closely to begin populating a data room and creating a confidential information presentation for distribution to interested parties. In all, over 60 strategic and financial parties were contacted, with over 30 parties ultimately signing a non-disclosure agreement in order to receive a confidential information memorandum concerning the Company.
BofA Securities and management worked closely with this group and, ultimately, six parties (three strategic and three financial) submitted a first-round indication of interest offer in early October 2019. In the five weeks following the original offers, management and BofA Securities hosted four of the parties at Company headquarters for face-to-face management presentations and granted them access to detailed information about the Company, its operations, strategy, financial condition, and future prospects. Following these management meetings, the full data room became available to a select group of the prospective buyers and both BofA Securities and management engaged frequently with them to answer questions and discuss operations. As the process progressed throughout the fourth quarter, a few of the parties, although interested in the Company, exited the process either due to other competing projects or the inability to secure the requisite financing to close. In addition, the remaining interested parties at different times expressed their desire to have final 2019 results before entering into a transaction, which pushed any potential deal into the first quarter of 2020.
The strategic review process was public, comprehensive, and deliberate, lasting over six months and ultimately involving over 60 parties. As noted previously, after extensive work and discussions, none of the remaining bidders submitted a final offer at a price that was not significantly below current trading levels. As a result, the Board determined that stockholder value would be better enhanced on a standalone basis than by pursuing a transaction on the terms and pricing proposed.
Chris Ahern, Chief Executive Officer, commented, “While we delivered a record quarter in terms of net sales, our overall performance was below our expectations and represented a difficult finish to a challenging year. Over the past 18 months we have strengthened ZAGG’s position as a leader in the mobile lifestyle category through acquisitions and organic product innovation. With InvisibleShield®, mophie®, Gear4®, HALO®, ZAGG®, IFROGZ®, and BRAVEN®, we have created a powerful portfolio of brands that address key consumer needs including protection, power, audio, and productivity. We have also enhanced our strong retail relationships and extensive global distribution network that we are leveraging to further expand our overall presence. In 2019, we made important progress integrating our recent acquisitions and investing in these businesses to drive growth. Unfortunately, a number of factors negatively impacted the performance of our business, including declining smartphone unit sales, higher tariffs, a more difficult than expected holiday season, and additional operating costs from acquired brands. Despite the recent setbacks, we are confident of the Company’s strategic direction. Looking forward, our focus is on continuing to drive innovation in product categories that address consumer pain points, executing strategies aimed at increasing market share, including capitalizing on the rollout of 5G wireless technology, and improving profitability through optimization of our operating expense structure and improved inventory management. We are confident that we can deliver improved top and bottom-line results in 2020 and over the long-term.”
Cautionary Note Regarding Forward-Looking Statements
This press release contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will” and similar references to future periods. Examples of forward-looking statements include, among others, statements we make regarding our outlook for the Company and statements that estimate or project future results of operations or the performance of the Company.
Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following:
a.the impacts of certain environmental and health risks, including the recent outbreak of the coronavirus (COVID-19) and its potential impact on the Company's operations, sourcing from China, and future demand for the Company's products for an uncertain duration of time;
b.the ability to design, produce, and distribute the creative product solutions required to retain existing customers and to attract new customers;
c.building and maintaining marketing and distribution functions sufficient to gain meaningful international market share for our products;
d.the ability to respond quickly with appropriate products after the adoption and introduction of new mobile devices by major manufacturers like Apple®, Samsung®, and Google®;
e.changes or delays in announced launch schedules for (or recalls or withdrawals of) new mobile devices by major manufacturers like Apple, Samsung, and Google;
f.the ability to successfully integrate new operations or acquisitions;
g.the impacts of inconsistent quality or reliability of new product offerings;
h.the impacts of lower profit margins in certain new and existing product categories, including certain mophie products;
i.the impacts of changes in economic conditions, including on customer demand;
j.managing inventory in light of constantly shifting consumer demand;
k.the failure of information systems or technology solutions or the failure to secure information system data, failure to comply with privacy laws, security breaches, or the effect on the Company from cyber-attacks, terrorist incidents or the threat of terrorist incidents;
l.changes in U.S. and international trade policy and tariffs, including the effect of increases in U.S.-China tariffs on selected materials used in the manufacture of products sold by the Company which are sourced from China;

m.adoption of or changes in accounting policies, principles, or estimates; and
n.changes in the law, economic and financial conditions, including the effect of enactment of US tax reform or other tax law changes.
Any forward-looking statement made by us in this press release speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management's Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this press release are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

About ZAGG Inc
ZAGG Inc (NASDAQ:ZAGG) is a global leader in accessories and technologies that empower mobile lifestyles. The Company has an award-winning product portfolio that includes screen protection, mobile keyboards, power management solutions, social tech, and personal audio sold under the ZAGG, mophie, InvisibleShield, IFROGZ, BRAVEN, Gear4, and HALO brands. ZAGG has operations in the United States, Ireland, and China. ZAGG products are available worldwide and can be found at leading retailers including Best Buy, Verizon, AT&T, Sprint, T-Mobile, Walmart, Target, and Amazon.com. For more information, please visit the Company’s website at www.ZAGG.com and follow us on Facebook, Twitter, and Instagram.
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CONTACT:
Investor Relations:
ICR Inc.
Brendon Frey
203-682-8216
brendon.frey@icrinc.com
Company:
ZAGG Inc
Jeff DuBois
801-506-7336
jeff.dubois@ZAGG.com